UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04998

T. Rowe Price Spectrum Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Shareholders

Spectrum Fund	December 31, 2016

The views and opinions in this report were current as of December 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Several major U.S. stock indexes reached record highs near the end of 2016 in a turbulent year marked by rebounding commodity prices, Brexit-related concerns, and uncertainties about interest rate policy and elections. Emerging markets stocks generated strong gains, while equities in international developed markets trailed with modest gains. In the fixed income universe, U.S. investment-grade bonds were positive overall as losses in the latter half of 2016 were offset by strong gains in the first half of the year. High yield bonds advanced as prices for oil and other commodities rebounded to higher levels. Bonds in developed non-U.S. markets were modestly positive in U.S. dollar terms, while emerging markets debt advanced solidly. The Spectrum Income Fund and Spectrum Growth Fund posted good gains against this backdrop, while the Spectrum International Fund was slightly positive.

MARKET ENVIRONMENT

U.S. stocks rose in 2016, with major indexes repeatedly reaching record highs in the final weeks of the year. The year began on a sour note, as fears of a global economic slowdown and a collapse in oil prices to 13-year lows weighed on markets. Equities gradually worked their way higher through late June as commodity prices recovered and the U.S. dollar weakened due to diminishing expectations for Federal Reserve (Fed) interest rate increases in 2016. The UK’s decision to leave the European Union (EU) disrupted markets for a short time, but equities soon recovered the lost ground. Shares were largely flat in the months prior to the November 8 U.S. elections. Uncertainty about a possible interest rate increase also held equities back, as Federal Reserve officials were cautioning that the case for raising short-term interest rates had “strengthened.” Donald Trump’s election victory sparked a sharp rally due to the potential for a friendlier regulatory environment and stimulative fiscal policies, including tax cuts and increased infrastructure spending. Small- and mid-cap stocks, which stand to benefit relatively more from Mr. Trump’s proposed policies given their characteristically greater focus on the domestic economy, significantly outperformed large-caps. As measured by various Russell indexes, more cyclically sensitive value stocks outpaced growth stocks across all market capitalizations.

International developed markets stocks edged slightly higher in U.S. dollar terms. Equities in Japan rose modestly. Sluggish economic growth and doubts about the efficacy of stimulative policies weighed on Japanese stocks in the first half of the year, but they saw strong gains in the second half of the year as a weakening currency supported prospects for the country’s exporters. European equity markets were widely mixed. Brexit concerns weighed on several markets, particularly in the UK, and economic growth remained muted. At the same time, a stronger dollar versus many European currencies further eroded returns for U.S. investors. Equities in Norway benefited from a rebound in oil prices and performed very well, while stocks in Italy fell more than 9% amid troubles in the country’s banking sector.

Emerging markets stocks produced strong returns in dollar terms and outperformed developed international markets. Several Latin American markets produced excellent returns, helped by rebounding commodity prices and a more stable political environment. In emerging Europe, Russian shares advanced 56%, helped by firming oil prices, a stronger ruble, and hopes for better relations with the U.S. following the election of Donald Trump. Emerging Asian markets were widely mixed. Shares in Thailand, Taiwan, and Indonesia performed well, but Indian stocks fell slightly, and the Chinese A shares market fell almost 19%.

U.S. investment-grade bonds produced positive returns in 2016, with substantial gains in the first half of the year offsetting losses in the second half. In the Treasury market, yields rose across all maturities. Intermediate- and long-term yields dipped to four-year lows around midyear, then rebounded in the second half and finished the year above their year-end 2015 levels. Treasury bill yields remained low throughout the year, but they increased in the fourth quarter in anticipation of a Fed rate hike in December and more rate increases in 2017. Corporate bonds were among the best performers among investment-grade securities. Treasury inflation protected securities (TIPS) fared well due to expectations for stronger economic growth and rising inflation in 2017. High yield bonds strongly outperformed investment-grade issues, helped by their lower sensitivity to interest rates, attractive yields, and a rebound in oil prices.

Bonds in developed non-U.S. markets produced modestly positive returns in U.S. dollar terms, as significant first-half gains driven by dollar weakness and falling sovereign debt yields were largely offset by a reversal of both trends in the latter half of the year. Emerging markets bonds also produced strong returns, due largely to strength in the first half of the period. Dollar-denominated emerging markets debt outpaced local currency debt by a slim margin.

SPECTRUM GROWTH FUND

As shown in the Performance Comparison table, the Spectrum Growth Fund returned 7.22% and 7.84% for the six and 12 months ended December 31, 2016, respectively. The fund trailed the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index for both periods.

PORTFOLIO PERFORMANCE

Security selection among the underlying funds weighed on results versus the Russell 3000 Index over the reporting period. Results were particularly weak in our U.S. large-cap portfolios, including the Blue Chip Growth Fund, Growth Stock Fund, and Value Fund. Selection in the International Growth & Income Fund, which invests in large-cap dividend-paying stocks outside the U.S., also weighed on results. (Please note: Effective January 1, 2017, the International Growth & Income Fund was renamed the International Value Equity Fund. We believe the fund’s new name better aligns it with similarly managed funds at T. Rowe Price. Its investment objective and approach remain unchanged.) The negative impact from these funds was only partially offset by positive security selection in the growth-oriented International Stock Fund and the Equity Income Fund, which invests primarily in large-cap dividend-paying U.S. stocks.

Tactical decisions to overweight/underweight asset classes were a modest drag on results. An overweight to international developed markets equities for much of the period weighed on relative performance, as did an underweight to real assets equities, which performed well against a backdrop of higher commodities prices. These negative impacts were somewhat offset by positive contributions from an underweight position in the New Horizons Fund, which invests in U.S. small-cap growth stocks, and a resultant overweight to the Small-Cap Value Fund.

Strategic allocations to diversifying asset classes helped the fund’s relative results, primarily due to our inclusion of the Real Assets Fund, which gained as prices for oil and other commodities rallied from a prolonged downturn.

PORTFOLIO POSITIONING

The Spectrum Growth Fund invests in several underlying funds that focus on U.S. equities across the full range of market capitalizations and international stocks in both developing and emerging markets.

We started the reporting period with an overweight position in international equities versus U.S. stocks but gradually moved to a neutral position. International developed markets remain supported by aggressive quantitative easing measures, and valuations appear attractive in many countries and sectors. However, the prospects for improved earnings growth overseas have moderated amid increased risks to global economic growth and trade. In Europe, uncertainty resulting from Brexit and upcoming elections and referendums in several countries are likely to weigh on business capital spending for an extended period. The potential for significant fiscal stimulus in Europe is challenged by the willingness and ability of many highly indebted countries to pursue such measures.

Among U.S. equities, we moved from a neutral position in growth stocks versus value stocks to a modest overweight to growth. The strong postelection rally in many U.S. value sectors appears to be pricing in the most optimistic of pro-growth scenarios. Growth stocks feature more attractive valuations and also should benefit if growth proves more moderate than postelection expectations. Although increased spending, lower taxes, and deregulation are likely to support cyclical sectors such as financials and energy, the ultimate scope of such measures and their prospects for congressional approval remain uncertain. We favor large-cap stocks over small-caps, but we moderated our underweight to small-caps as relative valuations moved closer to their historical averages. We note that higher U.S. fiscal spending and lower corporate taxes could benefit small-caps more than large-caps, given the greater domestic focus of small-cap stocks. Additionally, a stronger U.S. dollar could weigh more heavily on large-caps due to their larger exposure to foreign trade.

Within international equities, we were modestly overweight emerging markets stocks versus developed markets shares for much of the period but moved to an underweight in emerging markets at the end of the period. Relative valuations in emerging markets appear broadly attractive but look expensive versus historical averages in absolute terms. Additionally, emerging economies and capital flows are vulnerable to higher interest rates in developed markets, a stronger U.S. dollar, and the potential for protectionist policies in key markets to disrupt global trade. We favor international value over growth stocks as certain growth sectors appear increasingly expensive. Valuations for value sectors are broadly attractive, but sectors such as financials and energy continue to face headwinds. We maintained a modest overweight to international small-cap stocks versus international large-caps throughout the period. International small-caps offer selective opportunities in domestic economies that are in earlier stages of recovery than the U.S. While growth in Europe may be tempered over the near term by the impact of Brexit, growth has stabilized at modest levels, borrowing costs are low, credit is expanding, and employment is rising. Accommodative monetary policy continues to support growth in Europe and Japan in contrast to the U.S., where the Fed has started to tighten its policy.

We increased the size of our underweight to real assets stocks relative to global equities. We remain cautious about the longer-term prospects for energy and commodity prices due to concerns about a secular global supply/demand imbalance. While the potential for infrastructure renewal spending has increased, its ultimate form, timing, and scope remain largely unknown. Recent stability in energy prices may be temporary as U.S. suppliers raise production in response, reigniting oversupply and pricing pressures. Fundamentals for developed markets real estate investment trusts (REITs) appear generally solid, supported by modest economic growth and limited supply. Inflation expectations and interest rates have risen since the U.S. election, and markets anticipate a reflationary impact from pro-growth economic policies. However, we note that a stronger U.S. dollar could dampen inflationary pressures as import prices fall and exports are pressured.

SPECTRUM INCOME FUND

As shown in the Performance Comparison table, the Spectrum Income Fund returned 1.15% and 8.18% for the six and 12 months ended December 31, 2016, respectively. The fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index over the six-month period but trailed its Lipper peer group average. The fund outperformed the Bloomberg Barclays index and its Lipper peer group average for the annual reporting period.

PORTFOLIO PERFORMANCE

Strategic allocations to diversifying asset classes provided a significant boost to the fund’s relative performance for the 12-month period, as top-performing sectors such as high yield bonds and emerging market debt are not included in the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, an investment-grade U.S. bond index. The High Yield Bond Fund provided the biggest benefit as the rebound in commodities prices helped the high yield sector, which has a significant number of energy- and materials-related issuers. Higher commodity prices also helped our dollar-denominated emerging markets holdings in the Emerging Markets Bond Fund, which also saw strong gains. Our allocation to the Equity Income Fund, which invests in large-cap dividend-paying U.S. stocks, also offered significant relative return benefits.

Tactical decisions to overweight/underweight underlying asset classes were modestly helpful over the period. Underweight positions in international nondollar bonds and long-term U.S. Treasury bonds boosted results, as did our positioning in high yield bonds versus U.S. investment-grade debt. This was partially offset by a negative contribution from an overweight to emerging markets debt denominated in local currencies.

Security selection among the underlying funds had a minimal net impact on results. Selection was positive in the Emerging Markets Bond Fund, International Bond Fund, and Equity Income Fund. This was offset by negative impacts from the High Yield Bond Fund and the Floating Rate Fund as our bias toward higher-quality issuers hurt during a period when lower-quality issues saw the largest gains.

PORTFOLIO POSITIONING

The Spectrum Income Fund invests primarily in fixed income securities through a diversified mix of U.S.-focused and international T. Rowe Price mutual funds. The fund also has an allocation to a fund focusing on dividend-paying U.S. large-cap stocks.

We made a number of tactical adjustments to our high yield bond allocation during 2016. We started the annual reporting period with an underweight position in high yield bonds versus U.S. investment-grade debt but ended with an overweight. High yield bonds rebounded from lows seen earlier in the year, supported by increased prices for oil and other commodities. High yield bonds offer an attractive risk/return alternative to investment-grade bonds, given their yield advantage, as well as less sensitivity to rising interest rates. The current credit cycle is showing signs of aging with increased leverage and weak corporate profitability, but default expectations remain low and have been largely contained to energy-related companies. Stable economic growth and the potential for pro-growth economic policies, including infrastructure renewal spending, should be supportive.

We also made a number of changes to our position in emerging markets bonds over the period, moving from a neutral stance in January 2016 to an overweight in emerging markets at the end of the reporting period. Emerging markets bonds weakened after the U.S. elections as a number of currencies fell sharply versus the U.S. dollar. However, yields on emerging markets bonds are relatively attractive, and economic fundamentals have improved in a number of countries. Emerging markets have benefited from higher commodity prices, but there are concerns about the potential impact of protectionist trade policies and a stronger U.S. dollar, particularly as the U.S. Federal Reserve is expected to increase interest rates in 2017. We note the considerable disparity between emerging markets countries in their fiscal positions, political flexibility, and progress toward reforms, highlighting the importance of careful research and a selective approach.

We moved from a neutral position in nondollar bonds to an underweight position. The U.S. dollar is supported by the prospects for improving growth and higher interest rates. Aggressive quantitative easing in Europe and Japan has resulted in negative yields extending out bond maturities and produced an unfavorable risk/reward environment. With the effectiveness of monetary policies in these countries appearing limited, downside risk to their markets has increased.

We have a modest underweight to dividend-paying stocks. While equity valuations are above historical averages by several measures, with limited support from earnings growth, dividend yields on equities remain competitive when compared with the yields available on many fixed income investments.

SPECTRUM INTERNATIONAL FUND

As shown in the Performance Comparison table, the Spectrum International Fund returned 1.78% and 0.39% for the six and 12 months ended December 31, 2016, respectively. The fund trailed the MSCI All Country World Index ex USA and the Lipper International Multi-Cap Growth Funds Average over both periods.

Security selection in the fund’s underlying portfolios detracted from performance versus its MSCI benchmark index over the 12-month period, with the European Stock Fund and the International Growth & Income Fund, which focuses on large-cap dividend-paying stocks outside the U.S., having the biggest negative impact. (Please note: Effective January 1, 2017, the International Growth & Income Fund was renamed the International Value Equity Fund. We believe the fund’s new name better aligns it with similarly managed funds at T. Rowe Price. Its investment objective and approach remain unchanged.)

PORTFOLIO PERFORMANCE

On a regional basis, our Latin American stocks recorded the fund’s largest absolute gains—in excess of 30%—over the annual reporting period. The region benefited from higher prices for oil and other commodities, as well as stabilization of the political environment in regional heavyweight Brazil. Our Japanese shares registered strong gains in the latter half of the reporting period as a weakening yen provided a welcome boost to the country’s vital export sector. Holdings in emerging Europe advanced solidly, but developed European markets declined amid concerns about the negative effects of Brexit on the region’s already modest economic growth.

On a sector basis, our energy and materials stocks generated exceptional absolute gains for the fund, and our information technology stocks were solidly positive. Financials, consumer staples, industrials and business services, and utilities were modestly positive. The remaining sectors weighed on returns, with telecommunication services and health care stocks posting the biggest losses.

PORTFOLIO POSITIONING

The Spectrum International Fund offers investors broadly diversified exposure to international equities.

We were modestly overweight emerging markets equities versus developed markets stocks for much of the period but moved to an underweight in emerging markets in the period’s final month. Valuations in emerging markets appear lower than many developed markets but look expensive versus their own historical averages. Additionally, emerging economies and capital flows are vulnerable to higher interest rates in developed markets, a stronger U.S. dollar, and the potential for protectionist policies in key markets to disrupt global trade.

We favor value over growth stocks as certain growth sectors appear increasingly expensive. Valuations for value sectors are broadly attractive, but certain sectors such as financials and energy continue to face headwinds.

We are modestly overweight Japan and underweight Europe. In Japan, a weakening currency after the U.S. elections should help the economy by boosting exports and improving corporate profitability. Growth in Europe may be tempered over the near term by the impact of Brexit as well as uncertainty around upcoming elections in France, Germany, and the Netherlands; however, growth has stabilized at modest levels, borrowing costs are low, credit is expanding, and employment is rising. Accommodative monetary policy continues to support growth in Europe and Japan in contrast to the U.S., where the Fed has started to tighten its policy.

OUTLOOK

U.S. economic growth is likely to improve in the coming year. Donald Trump’s election victory and the continued Republican control of Congress have increased expectations for pro-growth policies. Inflation is trending higher, supported by higher energy prices, a stronger labor market, and rising wages. The Fed raised interest rates in December 2016, and there are expectations of further tightening in 2017, although at a gradual pace. Corporate leverage has increased, but balance sheets outside of energy-related sectors appear healthy and provide flexibility in the use of capital to increase capital spending, engage in mergers and acquisitions, and return capital to shareholders. Companies reported low-single-digit profit increases in the third quarter of 2016, supported by positive earnings surprises across most sectors that ended the worst streak in quarterly earnings declines since the global financial crisis. The positive earnings growth trend is expected to pick up in 2017 against a backdrop of stronger revenue growth and a positive contribution from the energy sector, although the recent strength in the dollar could pose an earnings headwind for companies exposed to foreign trade.

Expectations for European economic growth have been revised lower as consumer and corporate spending react to the uncertainties of Brexit and the EU works to stabilize its membership. The European Central Bank (ECB) announced an extension of its quantitative easing measures but tapered the size of its monthly purchases. Nevertheless, ECB President Mario Draghi pledged that the central bank stands ready to extend the size and duration of easing measures if necessary. The region’s economic recovery remains fragile and still faces a number of near-term risks in addition to Brexit, including heightened political uncertainty surrounding upcoming elections in several countries, including France, Germany, the Netherlands, and Italy. Long-term structural issues such as high debt, low inflation, and elevated unemployment continue to plague growth in many European countries.

Japan’s economy expanded modestly in the third quarter of 2016, marking its third consecutive quarter of growth. However, Prime Minister Shinzo Abe’s efforts to reform the economy and stimulate growth remain challenged by weak consumption, tepid wage growth, and low inflation. The yen strengthened against the U.S. dollar for much of the period and weighed on exports and corporate profitability, but a reversal after the U.S. election has resulted in upgrades to the country’s economic outlook as increased exports are likely to boost corporate profits. While investors have been skeptical of Mr. Abe’s and the Bank of Japan’s progress on stimulating economic growth and inflation, Japanese corporations are showing positive movement toward improving corporate governance and enhancing shareholder value.

Overall economic growth in emerging markets is showing signs of improvement as Brazil and Russia look to exit recession. However, country-specific conditions vary in terms of economic growth, monetary and fiscal policy flexibility, dependence on commodity exports, and progress toward structural reforms. Elevated trade tensions with the potential for protectionist policies could weigh on global trade, while higher interest rates and a stronger U.S. dollar could contribute to capital outflows. China’s economy continues to expand at a steady pace as policymakers use a number of fiscal and monetary policy tools to achieve their growth targets—currently between 6.5% and 7.0%—in seeking to engineer an orderly transition to a consumer-based growth model.

Key risks to global markets include the impacts from spreading populist and protectionist policies on political stability and global trade, the sustainability of energy prices, and global monetary policies. We believe that the broad diversification of our portfolios across asset classes, regions, and countries, as well as our ability to add value through active management in security selection and to make tactical changes in the funds’ allocations should help us generate attractive risk-adjusted returns in an uncertain market environment.

Respectfully submitted,

Charles M. Shriver
Portfolio manager, Spectrum Growth, Spectrum Income, and Spectrum International Funds

January 23, 2017

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks investment-grade corporate and government bonds.

J.P. Morgan Non-U.S. Dollar Government Bond Index: An unmanaged index that tracks the performance of major non-U.S. bond markets.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI All Country World Index ex USA: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI EAFE Index: An unmanaged index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

MSCI Emerging Markets Index: An unmanaged index that tracks stocks in 26 emerging market countries.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 U.S. primarily large-cap companies.

Weighted average effective duration (years): A measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Weighted average maturity: A measure of a fund’s sensitivity to interest rates. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

LARGEST HOLDINGS

(Of the combined underlying funds at 12/31/16)

Spectrum Growth Fund	Percent of Net Assets 12/31/16
Amazon.com	2.2%
Alphabet	1.9
Microsoft	1.7
Priceline	1.4
JPMorgan Chase	1.4
Facebook	1.2
Morgan Stanley	1.1
Boeing	0.8
Visa	0.8
Philip Morris International	0.8
Total	13.3%

LARGEST HOLDINGS

(Of the combined underlying funds at 12/31/16)

Spectrum International Fund	Percent of Net Assets 12/31/16
Roche Holding	1.8%
Nestle	1.7
British American Tobacco	1.5
AIA Group	1.3
Novartis	1.3
Vodafone	1.3
Samsung Electronics	1.3
Nippon Telegraph & Telephone	1.2
Tencent Holdings	1.1
Taiwan Semiconductor Manufacturing	1.0
Total	13.5%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2016. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/16	Value 12/31/15
T. Rowe Price Africa & Middle East Fund	$ 248	$ 276	$ 110	$ 5,885	$ 5,619
T. Rowe Price Emerging Europe Fund	299	447	83	7,935	6,611
T. Rowe Price Emerging Markets Stock Fund	1,775	39,779	199	27,884	59,933
T. Rowe Price European Stock Fund	18,035	55,886	5,472	187,617	249,224
T. Rowe Price International Discovery Fund	2,237	1,832	264	46,241	46,364
T. Rowe Price International Growth & Income Fund	22,501	18,159	7,931	305,810	304,400
T. Rowe Price International Stock Fund	31,038	11,332	3,473	292,337	271,587
T. Rowe Price Japan Fund	54,875	3,715	825	138,420	80,603
T. Rowe Price Latin America Fund	514	1,071	197	13,789	10,685
T. Rowe Price New Asia Fund	5,074	5,619	1,122	132,508	132,905
Totals			$ 19,676	$ 1,158,426	$ 1,167,931

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 1,041,842
Income distributions from underlying Price funds	$ 19,676
Realized gain (loss) on sales of underlying Price funds	$ (12,559)
Capital gain distributions from underlying Price funds	$ 5,224

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Spectrum Fund, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds) are three portfolios established by the corporation.

Each Spectrum Fund diversifies its assets within specified ranges among a set of T. Rowe Price mutual funds (underlying Price funds) representing specific market segments. Each Spectrum Fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. Spectrum Growth seeks long-term capital appreciation and growth of income with current income as a secondary objective. Spectrum Income seeks a high level of current income with moderate share price fluctuation. Spectrum International seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation Each fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income is recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Dividends received from underlying Price fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by Spectrum Income daily and paid monthly. Income distributions are declared and paid by Spectrum Growth and Spectrum International annually. Capital gain distributions generally are declared and paid by each fund annually.

Redemption Fees A 2% fee is assessed on redemptions of Spectrum International shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares and are paid to the fund. Redemption fees received by Spectrum International are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the fund. Accordingly, redemption fees have no effect on the net assets of Spectrum International. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

Each fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Each fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price funds are valued at their closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the funds’ Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the funds’ treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On December 31, 2016, all of the investments in underlying Price funds were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the year ended December 31, 2016, were as follows:

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Each fund files U.S. federal, state, and local tax returns as required. Each fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

For the Spectrum Income Fund, reclassifications between income and gain relate primarily to the character of distributions from the underlying Price funds. For the year ended December 31, 2016, the following reclassifications were recorded to reflect tax character; the reclassifications had no impact on results of operations or net assets:

Distributions during the year ended December 31, 2016, were characterized for tax purposes as follows:

Distributions during the prior year ended December 31, 2015, were characterized for tax purposes as follows:

At December 31, 2016, the tax-basis costs of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. Each fund intends to retain realized gains to the extent of available capital loss carryforwards. Because capital loss carryforwards that do not expire are required to be used before capital loss carryfowards with expiration dates, it is possible that all or a portion of Spectrum International’s capital loss carryforwards subject to expiration could ultimately go unused. During the year ended December 31, 2016, Spectrum Growth utilized no capital loss carryforwards, Spectrum Income utilized no capital loss carryforwards, and Spectrum International utilized no capital loss carryforwards. As of December 31, 2016, Spectrum Growth had no available capital loss carryforwards. Spectrum Income had no available capital loss carryforwards as of December 31, 2016. Additionally, as of December 31, 2016, Spectrum International had $7,173,000 of available capital loss carryforwards, which expire as follows: $2,786,000 in 2018; $4,387,000 have no expiration.

NOTE 5 - RELATED PARTY TRANSACTIONS

The Spectrum Funds are managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative services as well as certain accounting, marketing, and other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of Price Associates and its subsidiaries and of the underlying Price funds.

The Spectrum Funds pay no management fees; however, Price Associates receives management fees from the underlying Price funds. The Spectrum Funds operate in accordance with the investment management and special servicing agreements between and among the corporation, the underlying Price funds, and Price Associates. Pursuant to these agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Therefore, each Spectrum Fund operates at a zero expense ratio. However, each Spectrum Fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the Spectrum Funds may represent a significant portion of an underlying Price fund’s net assets. At December 31, 2016, Spectrum Growth Fund held less than 25% of the outstanding shares of any underlying Price fund; Spectrum Income Fund held approximately 48% of the outstanding shares of the Corporate Income Fund, 81% of the Emerging Markets Local Currency Bond Fund, 45% of the Floating Rate Fund, 37% of the GNMA Fund, 31% of the U.S. Treasury Long-Term Fund, and less than 25% of any other underlying Price fund; and Spectrum International Fund held approximately 32% of the Japan Fund and less than 25% of any other underlying Price fund.

Additionally, Spectrum Income Fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Shareholder servicing costs associated with each college savings plan are allocated to Spectrum Income Fund in proportion to the average daily value of its shares owned by the college savings plan and, in turn, are borne by the underlying Price funds in accordance with the terms of the investment management and special servicing agreements. At December 31, 2016, approximately 33% of the outstanding shares of Spectrum Income Fund were held by the college savings plans.

As of December 31, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,840,264 shares of the Spectrum Growth Fund, representing approximately 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Spectrum Fund, Inc. and
Shareholders of T. Rowe Price Spectrum Growth Fund, T. Rowe Price
Spectrum Income Fund and T. Rowe Price Spectrum International Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Spectrum Growth Fund, T. Rowe Price Spectrum Income Fund and T. Rowe Price Spectrum International Fund (the portfolios constituting T. Rowe Price Spectrum Fund, Inc., hereafter referred to as the “Funds”) as of December 31, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds as of December 31, 2016 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2017

Tax Information (Unaudited) for the Tax Year Ended 12/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The funds’ distributions to shareholders included amounts as follows:

For taxable non-corporate shareholders, income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20% as follows:

For corporate shareholders, income qualifies for the dividends-received deduction as follows:

The funds will pass through foreign source income and foreign taxes paid, as follows:

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Funds’ Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to 2016); Chairman
2009	of the Board, Mesa Biotech, a molecular diagnostic company
[187]	(March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present);
Director, Novartis, Inc. (2009 to 2014); Director, IBM (2007
to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank North
[187]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to present), Chairman
(1951)	of the Board (January 2016 to present), and President (2009
2013	to September 2016), First Industrial Realty Trust, an owner and
[187]	operator of industrial properties; Chairman of the Board (2005 to
May 2016) and Director (1999 to May 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Director, Boston Properties
(May 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[187]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[187]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization (2011
[187]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[187]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[187]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[187]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[131]	Trust Company; Director, United Technologies (January 2016 to
present); Vice President, Spectrum Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Spectrum Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Company’s Representative and Vice President,
Vice President	Price Hong Kong; Vice President, Price
Singapore; Director and Vice President, T. Rowe
Price International; Vice President, T. Rowe
Price Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ian D. Kelson (1956)	Director and Vice President, T. Rowe Price
Vice President	International; Vice President, T. Rowe Price
Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Sebastien Page (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Guido F. Stubenrauch (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Toby M. Thompson, CFA, CAIA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Director of Investments,
I.A.M. National PensionFund (to 2012)

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark S. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,146,000 and $2,158,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Spectrum Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 16, 2017